UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02556

Name of Fund: Ready Assets Government Liquidity Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Ready Assets Government

            Liquidity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2017

Date of reporting period: 10/31/2016

Item 1 – Report to Stockholders

OCTOBER 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

Ready Assets Government Liquidity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and caused the U.S. dollar to strengthen considerably.

Financial markets had a rough start to the year as the strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

In a second episode of surprise vote results, equities fell sharply after the news of Donald Trump’s victory in the U.S. presidential election, but quickly recovered, and the yield curve steepened due to expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.06%	4.51%
U.S. small cap equities (Russell 2000® Index)	6.13	4.11
International equities (MSCI Europe, Australasia, Far East Index)	(0.16)	(3.23)
Emerging market equities (MSCI Emerging Markets Index)	9.41	9.27
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.31
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.46	4.24
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.51	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.98	4.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.59	10.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six-Month Period Ended October 31, 2016

October 14, 2016 represented the final compliance date for money market reform, marking the completion of an effort that began over two years ago. While the movement of assets to government money market funds from prime funds was substantial at approximately $1 trillion since these reforms were announced, the defensive positioning of prime funds ensured that the process remained manageable. At the same time, fears that government money market funds would be unable to accommodate the large shift in assets were put to rest, in part due to increased issuance of Treasury bills and higher-than-usual utilization of the Federal Reserve Bank of New York’s Reverse Repo Program. The pace of outflows from prime funds and inflows to government funds both slowed as the month progressed, and London Interbank Offered Rate (“LIBOR”) settings for the most part moved marginally higher as the odds of a rate hike prior to the end of the year increased.

The Federal Open Market Committee (the “FOMC”) was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data since the FOMC raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25-0.50% at its December 2015 meeting. The FOMC at its most recent meeting on September 21, 2016, left its federal funds range of 0.25%-0.50% unchanged. While this action was largely in line with market expectations, a degree of suspense had existed heading into the meeting given that futures contracts were priced for a one-in-five chance of a rate hike. Echoing a remark made by Federal Reserve (“Fed”) Chairwoman Janet Yellen at the Jackson Hole Economic Symposium in August, the FOMC noted that “the case for an increase in the federal funds rate has strengthened.” Despite this optimistic view, the FOMC noted that it was prudent to not raise rates for the “time being,” pending additional signs of progress toward its objectives.

After the United Kingdom voted in late June to leave the European Union, markets broadly factored in expectations that the FOMC would not resume its course of raising interest rates before 2018. Markets further reflected that investors anticipated the Bank of England and European Central Bank would turn more accommodative. Additionally, major credit rating agencies generally viewed the result of the “leave” decision unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

LIBOR moved higher over the period in response to both speculation of another possible rate hike from the FOMC later this year as well as money market reform, which created a shift in assets away from credit products into government products. The benchmark three-month LIBOR ended the period at 0.88% (rising over 20 basis points from the 0.63% March 31 level), which is over 50 basis points higher than it had been at the beginning of the year.

Consistent with supportive remarks from various Fed policy makers, another rate hike prior to the end of the year is possible as long as continued progress toward the Fed’s growth and inflation targets is achieved and financial conditions remain supportive of such an action. December 14, 2016 is the most likely date for such a move. Also, asset levels of prime money market funds are expected to continue to decline at a relatively slower pace and possibly stabilize in the weeks ahead. This may prompt an extension of portfolio durations in many prime funds, which in turn could result in an increase in the yield differential between prime and government money market funds.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Fund Information as of October 31, 2016

Investment Objective

Ready Assets Government Liquidity Fund’s (the “Fund”) investment objective is to seek preservation of capital, liquidity and the highest possible current income consistent with this objective available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields

	7-Day SEC Yield	7-Day Yield
As of October 31, 2016	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

Portfolio Composition

Percent of Net Assets
U.S. Government Sponsored Agency Obligations	57%
Repurchase Agreements	41
U.S. Treasury Obligations	2
Liabilities in Excess of Other Assets	— [1]

Total	100%

[1]	Represesents less than 1% of Net Assets

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2016 and held through October 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Ready Assets Government Liquidity Fund	$1,000.00	$1,000.00	$2.12	$1,000.00	$1,023.09	$2.14	0.42%

[1]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	5

Schedule of Investments October 31, 2016 (Unaudited)	(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae:
0.35%, 1/11/17 (a)	$27,215	$27,196,214
0.33%, 1/25/17 (a)	21,303	21,286,401
1.25%, 1/30/17	1,630	1,633,287
5.00%, 2/13/17 - 5/11/17	26,006	26,529,380
0.63%, 6/01/17 (a)	5,345	5,325,170
0.55%, 7/20/17 (b)	13,500	13,499,504
0.55%, 8/16/17 (b)	15,500	15,498,764
0.54%, 10/05/17 (b)	18,750	18,747,349
Federal Farm Credit Bank:
0.53%, 11/10/16 (b)	17,000	16,999,958
0.56%, 3/16/17 (b)	22,000	21,998,336
0.59%, 3/30/17 (a)	12,765	12,733,829
0.65%, 4/24/17 (b)	9,500	9,499,763
0.64%, 6/08/17 (a)	9,715	9,677,176
0.60%, 11/20/17 (b)	12,500	12,499,336
0.55%, 11/22/17 (b)	15,000	14,998,385
0.66%, 12/04/17 (b)	22,000	22,000,000
0.80%, 1/23/18 (b)	7,110	7,110,085
0.71%, 4/04/18 (b)	20,000	19,997,135
0.74%, 6/18/18 (b)	11,085	11,086,888
Federal Home Loan Bank:
0.45%, 11/14/16 - 2/02/17 (a)	44,443	44,421,014
0.46%, 11/14/16 (a)	27,615	27,610,532
0.26%, 11/18/16 (a)	16,655	16,652,955
0.55%, 11/18/16 - 5/01/17 (a)	32,025	31,991,647
0.26%, 11/23/16 (a)	21,100	21,096,583
0.78%, 11/25/16 (b)	25,000	25,000,000
0.34%, 11/30/16 - 1/06/17 (a)	79,570	79,527,896
0.35%, 12/02/16 (a)	40,910	40,897,741
0.28%, 12/13/16 (a)	22,435	22,427,671
0.58%, 12/23/16 (a)	11,605	11,595,278
0.32%, 12/29/16 (a)	31,000	30,983,768
0.82%, 1/06/17 - 1/26/18 (b)	31,000	31,000,000
0.53%, 1/10/17 (b)	12,965	12,965,000
0.37%, 1/11/17 (a)	21,130	21,114,414
0.44%, 1/11/17 (a)	14,215	14,202,665
0.36%, 1/13/17 - 1/27/17 (a)	53,545	53,502,099
0.37%, 1/13/17 (a)	4,585	4,581,653
0.35%, 1/20/17 (a)	10,540	10,531,802

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Federal Home Loan Bank (continued):
0.36%, 1/25/17 (a)	$14,505	$14,492,842
0.44%, 1/25/17 (a)	18,400	18,381,102
0.49%, 2/01/17 (a)	12,000	11,985,127
0.65%, 2/07/17 (b)	10,000	9,999,575
0.47%, 2/10/17 (a)	19,020	18,994,920
0.48%, 2/15/17 - 2/24/17 (a)	42,760	42,695,984
0.50%, 3/10/17 (a)	21,200	21,162,017
0.55%, 3/14/17 (b)	20,000	19,998,573
0.78%, 4/05/17 (b)	15,960	15,960,000
0.58%, 7/06/17 (b)	26,055	26,055,000
0.58%, 7/07/17 (b)	20,000	20,000,000
0.59%, 8/25/17 (b)	11,905	11,905,000
0.74%, 8/25/17 (b)	14,975	14,975,000
0.64%, 11/02/17 (b)	12,285	12,285,000
Freddie Mac:
0.25%, 11/15/16 (a)	12,490	12,488,786
0.51%, 2/17/17 (a)	20,000	19,969,400
0.88%, 2/22/17	3,550	3,553,907
0.48%, 4/06/17 (a)	11,335	11,311,423
0.50%, 5/16/17 (a)	15,000	14,959,167
0.66%, 7/21/17 (b)	19,000	18,998,597
0.86%, 3/08/18 (b)	16,000	16,000,000
1.00%, 9/29/17	13,650	13,683,619
Total U.S. Government Sponsored Agency Obligations — 56.7%		1,158,274,717

U.S. Treasury Obligations
U.S. Treasury Bills, 0.55%, 3/16/17 (a)	20,000	19,959,500
U.S. Treasury Notes:
0.88%, 10/15/17	8,000	8,010,343
0.51%, 10/31/17 (b)	18,637	18,630,342
Total U.S. Treasury Obligations — 2.3%		46,600,185
Repurchase Agreements — 41.2%		840,000,000
Total Investments (Cost — $2,044,874,902*) — 100.2%		2,044,874,902
Liabilities in Excess of Other Assets — (0.2)%		(3,417,982)

Net Assets — 100.0%		$2,041,456,920

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates at the time of purchase.

(b)	Variable rate security. Rate as of period end.

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Value
BNP Paribas Securities Corp.	0.32%	10/31/16	11/01/16	$198,000	$198,000	$198,001,760	U.S. Treasury Obligations, 0.00% to 2.75%, due 3/16/17 to 11/15/42	$199,892,300	$201,960,001
	0.29%[1]	10/31/16	11/07/16	17,000	17,000	17,000,959	U.S. Treasury Obligations, 0.00% to 2.38%, due 4/30/19 to 2/15/44	21,115,730	17,340,000

Total BNP Paribas Securities Corp.					$215,000				$219,300,001

See Notes to Financial Statements.

6	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER, 31, 2016

Schedule of Investments (continued)

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including interest	Position	Original Par	Value
Goldman Sachs & Co.	0.37%	10/25/16	11/01/16	$12,000	$12,000	$12,000,863	U.S. Government Sponsored Agency Obligation, 4.50%, due 7/01/46	$11,068,077	$12,360,001
	0.39%	10/27/16	11/03/16	8,500	8,500	8,500,645	U.S. Government Sponsored Agency Obligations, 2.71% to 4.00%, due 3/01/24 to 5/01/42	12,721,931	8,755,000

Total Goldman Sachs & Co.					$20,500				$21,115,001
HSBC Securities (USA), Inc.	0.27%	10/25/16	11/01/16	18,500	18,500	18,500,971	U.S. Treasury Obligation, 1.25%, due 7/15/20	15,955,000	18,875,286
	0.28%	10/26/16	11/02/16	12,000	12,000	12,000,653	U.S. Treasury Obligation, 1.25%, due 7/15/20	10,350,000	12,244,388
	0.27%	10/28/16	11/04/16	7,000	7,000	7,000,368	U.S. Treasury Obligation, 1.25%, due 7/15/20	6,040,000	7,145,517

Total HSBC Securities (USA), Inc.					$37,500				$38,265,191
J.P. Morgan Securities LLC	0.70%[1]	10/31/16	12/05/16	44,000	44,000	44,029,944	U.S. Government Sponsored Agency Obligations, 3.50%, due 12/01/25 to 8/01/42	83,438,355	45,322,153
	0.31%	10/31/16	11/01/16	120,000	120,000	120,001,033	U.S. Treasury Obligations, 1.63% to 1.88%, due 7/31/20 to 5/31/22	119,767,400	122,402,108

Total J.P. Morgan Securities LLC					$164,000				$167,724,261
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.32%	10/31/16	11/01/16	10,000	10,000	10,000,089	U.S. Treasury Obligation, 1.50%, due 8/15/26	10,490,900	10,200,077
	0.34%	10/31/16	11/01/16	20,000	20,000	20,000,189	U.S. Government Sponsored Agency Obligation, 3.50%, due 8/20/46	19,336,513	20,400,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.					$30,000				$30,600,078
Mizuho Securities USA, Inc.	0.35%	10/31/16	11/01/16	75,000	75,000	75,000,729	U.S. Government Sponsored Agency Obligations, 4.00% to 4.50%, due 3/20/46 to 11/01/46	69,155,833	76,514,506
Morgan Stanley & Co. LLC	0.29%	10/31/16	11/01/16	60,000	60,000	60,000,483	U.S.Treasury Obligations and U.S. Government Sponsored Agency Obligations, 0.00% to 5.50%, due 3/31/22 to 8/20/46	144,892,190	61,206,738
RBC Capital Markets LLC	0.29%	10/31/16	11/01/16	40,000	40,000	40,000,322	U.S. Treasury Obligations, 0.00% to 2.13%, due 4/27/17 to 2/15/25	39,417,600	40,800,093
	0.32%	10/31/16	11/01/16	20,000	20,000	20,000,178	U.S. Government Sponsored Agency Obligations, 0.00% to 7.41%, due 10/15/31 to 4/15/46	820,258,479	21,443,108

Total RBC Capital Markets LLC					$60,000				$62,243,201
Societe Generale	0.33%	10/31/16	11/01/16	30,000	30,000	30,000,275	U.S. Treasury Obligations, 0.63% to 1.00%, due 1/15/24 to 2/15/46	28,366,300	30,600,020
TD Securities (USA) LLC	0.30%	10/31/16	11/01/16	55,000	55,000	55,000,458	U.S. Treasury Obligation, 0.13%, due 4/15/18	53,313,100	56,100,021
	0.32%	10/31/16	11/01/16	80,000	80,000	80,000,711	U.S. Treasury Obligations, 0.00% to 1.63%, due 7/31/17 to 4/30/21	81,218,000	81,600,079

Total TD Securities (USA) LLC					$135,000				$137,700,100
Wells Fargo Securities LLC	0.32%	10/25/16	11/01/16	13,000	13,000	13,000,809	U.S. Government Sponsored Agency Obligations, 3.00%, due 5/01/30 to 11/01/46	12,946,611	13,390,000
Total					$840,000				$858,659,097

[1] Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	7

Schedule of Investments (concluded)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments[1]	—	$2,044,874,902	—	$2,044,874,902

[1] See above Schedule of Investments for values in each security type.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $902,957 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

8	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Statement of Assets and Liabilities

October 31, 2016 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $1,204,874,902)	$1,204,874,902
Repurchase agreements at value (cost — $840,000,000)	840,000,000
Cash	902,957
Receivables:
Capital shares sold	4,248,936
Interest — unaffiliated	808,844
Other	35,226
Prepaid expenses	34,279

Total assets	2,050,905,144

Liabilities
Payables:
Capital shares redeemed	8,036,600
Investment advisory fees	406,297
Other affiliates	17,251
Officer’s and Trustees’ fees	12,677
Income dividends	2
Other accrued expenses	975,397

Total liabilities	9,448,224

Net Assets	$2,041,456,920

Net Assets Consist of
Paid-in capital	$2,041,398,017
Undistributed net investment income	36,016
Accumulated net realized gain	22,887

Net Assets, $1.00 net asset value per share, 2,041,398,016 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$2,041,456,920

See Notes to Financial Statements.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	9

Statement of Operations

Six Months Ended October 31, 2016 (Unaudited)

Investment Income
Interest — unaffiliated	$4,405,608
Other income	36,016

Total Income	4,441,624

Expenses
Investment advisory	4,133,294
Service and distribution	1,289,409
Transfer agent	2,026,871
Accounting services	67,953
Custodian	48,022
Professional	45,610
Registration	43,831
Officer and Trustees	38,273
Printing	34,025
Miscellaneous	22,264

Total expenses	7,749,552
Less:
Fees waived by the Manager	(2,054,267)
Fees paid indirectly	(665)
Service and distribution fees waived	(1,289,390)

Total expenses after fees waived and paid indirectly	4,405,230

Net investment income	36,394

Realized Gain
Net realized gain from investments	3,051

Net Increase in Net Assets Resulting from Operations	$39,445

See Notes to Financial Statements.

10	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Statements of Changes in Net Assets

	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016
Increase (Decrease) in Net Assets:

Operations
Net investment income	$36,394	$780
Net realized gain	3,051	23,386

Net increase in net assets resulting from operations	39,445	24,166

Distributions to Shareholders[1]
From net investment income	(378)	(780)
From net realized gain	—	(67,103)

Decrease in net assets resulting from distributions to shareholders	(378)	(67,883)

Capital Transactions
Net proceeds from sale of shares	593,071,754	1,455,371,122
Reinvestment of distributions	39	67,175
Cost of shares redeemed	(612,248,768)	(1,650,951,362)

Net decrease in net assets derived from capital transactions	(19,176,975)	(195,513,065)

Net Assets
Total decrease in net assets	(19,137,908)	(195,556,782)
Beginning of period	2,060,594,828	2,256,151,610

End of period	$2,041,456,920	$2,060,594,828

Undistributed net investment income, end of period	$36,016	—

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	11

Financial Highlights

	Six Months Ended October 31, 2016		Year Ended April 30,

	(Unaudited)		2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000	[1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000	[1]	0.0000 [1]	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000		0.0000	0.0001	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income	(0.0000)[3]		(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
From net realized gain	—		(0.0000)[3]	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)		(0.0000)	(0.0001)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.00%	[5]	0.00%	0.01%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.75%	[6]	0.74%	0.72%	0.70%	0.69%	0.69%

Total expenses after fees waived and paid indirectly	0.42%	[6]	0.29%	0.23%	0.23%	0.29%	0.26%

Net investment income	0.00%	[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of period (000)	$2,041,457		$2,060,595	$2,256,152	$2,383,981	$2,713,109	$3,008,136

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

12	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Notes to Financial Statements (Unaudited)

1. Organization:

Ready Assets Government Liquidity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Massachusetts trust.

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC ( the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value (“NAV”) per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	13

Notes to Financial Statements (continued)

or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.500%
$500 Million — $1 Billion	0.400%
$1 Billion — $5 Billion	0.350%
$5 Billion — $10 Billion	0.325%
$10 Billion — $15 Billion	0.300%
$15 Billion — $20 Billion	0.275%
Greater than $20 Billion	0.250%

14	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Notes to Financial Statements (continued)

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Shareholder Servicing Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Shareholder Servicing Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at a maximum annual rate of 0.125% based upon the Fund’s average daily net assets.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

Expense Waivers and Reimbursements: The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by the Manager and service and distribution fees waived. The Manager and BRIL may discontinue the waiver and/or reimbursement at any time.

For the six months ended October 31, 2016, the Fund reimbursed the Manager $11,449 for certain accounting services, which is included in accounting services in the Statement of Operations.

Officers and Trustees: Certain officers and/or trustees of the Fund are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	15

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of Ready Assets Government Liquidity Fund (the “Fund”) met in person on April 21, 2016 (the “April Meeting”) and May 18-20, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	17

Disclosure of Investment Advisory Agreement (continued)

as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided

18	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreement (continued)

with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the third quartile against its Broadridge Performance Universe. However, the Board noted that the Fund performed within the one basis point threshold of its Broadridge Performance Universe peer median for the one-, three- and five-year periods. The Board reviewed the performance within the context of the low yield environment that has existed over the past several years. The Board noted that effective January 4, 2016, the Fund had undergone a change in its investment strategy, and in that connection had changed its name from Ready Assets Prime Money Fund to Ready Assets Government Liquidity Fund.

The quartile standing of the Fund in its Broadridge peer group takes into account the Fund’s current yield only. The Board believes that the performance of a money market fund can only be understood holistically, accounting for current yield and risk. While the Board reviews the Fund’s current yield performance, it also examines the liquidity, duration, and credit quality of the Fund’s portfolio. In the Board’s view, BlackRock’s money market funds have performed well over the one-, three- and five-year periods given BlackRock’s emphasis on preserving capital and seeking as high a level of current income as is consistent with liquidity while simultaneously managing risk.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	19

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers. The Board reviewed the expenses within the context of the low yield environment and consequent expense waivers and reimbursements. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that, to enable the Fund to maintain minimum levels of daily net investment income, BlackRock and the Fund’s distributor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund’s operating expenses as necessary. This waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

20	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Officers and Trustees

Rodney D. Johnson, Chair of the Board and Trustee

David O. Beim, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Dr. Matina S. Horner, Trustee

Cynthia A. Montgomery, Trustee

Barbara G. Novick, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	21

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960; and (2) on the SEC’s website at http://www.sec.gov.

22	READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

READY ASSETS GOVERNMENT LIQUIDITY FUND	OCTOBER 31, 2016	23

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RAGL-10/16-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ready Assets Government Liquidity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets Government Liquidity Fund

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Ready Assets Government Liquidity Fund

Date: January 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Ready Assets Government Liquidity Fund

Date: January 4, 2017

3